UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22742

PRINCIPAL REAL ESTATE INCOME FUND

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Jennifer Craig

Principal Real Estate Income Fund

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-838-9485

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 - October 31, 2020

Item 1.	Reports to Shareholders.

Principal Real Estate Income Fund (PGZ)

Annual Report

October 31, 2020

Section 19(b) disclosure

October 31, 2020 (Unaudited)

The Principal Real Estate Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with the Fund’s investment objectives and policies, to support a level monthly distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund distributed $0.11 per share on a monthly basis through October 31, 2020.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Effective November 2020 the monthly distribution rate was changed to $0.08 per share. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with the Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of either the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to the Additional Information section in this shareholder report for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Principal Real Estate Income Fund’s website; www.principalcef.com.

Table of contents

Performance Overview	2
Report of Independent Registered Public Accounting Firm	9
Statement of Investments	10
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	22
Dividend Reinvestment Plan	32
Approval of Investment Advisory and Sub-Advisory Agreements	34
Trustees & Officers	37
Additional Information
Portfolio holdings	45
Proxy voting	45
Section 19(a) notices	45
Unaudited tax information	46
Licensing agreement	46
Custodian and transfer agent	47
Legal counsel	47
Independent registered public accounting firm	47
Summary of Updated Information Regarding the Fund	48
Privacy Policy	73

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.principalcef.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you invest directly with the Fund, you can call 855-552-6280 to request that you continue to receive paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund directly at 855-552-6280.

www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

October 31, 2020 (Unaudited)

PERFORMANCE OVERVIEW

Principal Real Estate Income Fund ("PGZ" or the "Fund") was launched June 25, 2013. As of October 31, 2020, the Fund was 65% allocated to commercial mortgage backed securities ("CMBS") and 33% in U.S. and International real estate securities, primarily real estate investment trusts ("REITs"). For the 12-month period ended October 31, 2020, the Fund delivered a net return, at market price, of -51.28%, assuming dividends are reinvested back into the Fund, based on the closing share price of $9.46 on October 31, 2020. This compares to the return of the S&P 500® Index, over the same time-period, of 9.70%, assuming dividends are reinvested into the index. This also compares to the return of the Bloomberg Barclays U.S. Aggregate Bond Index of 6.19% and the Morningstar Developed Markets Index of 4.29%.

The October 31, 2020 closing market price of $9.46 represented a 31.10% discount to the Fund's Net Asset Value ("NAV"). This compares to an average 12.01% discount for equity real estate closed-end funds and a 5.91% discount for mortgage-backed securities closed-end funds (source: Bloomberg). These discounts to NAV reflect the COVID-19 induced volatility that has occurred in the closed-end fund market since mid-March.

Based on NAV, the Fund returned -33.80%, including dividends, for the 12-month period ended October 31, 2020. The theme that dominated the market during this period was the fear and panic after the U.S. economy was shut down in response to stopping the spread of COVID-19 in March. The response to the crisis was interest rates being driven down to 0.54%, CMBS credit spreads gapped wider and REIT prices sold-off. During the period, 10-year interest rates ranged from 1.94% to 0.51% with the low in rates occurring on August 4, 2020 and the high in rates occurring early November. During this same period, the Cboe Volatility Index® averaged 28 with a Covid-19 induced historical spike on March 16, 2020 to 83. Volatility subsided after this spike in March to end the period at 38.

Commercial real estate, including CMBS, has been one the asset classes most impacted by the economic shut down associated with the nation's response to COVID-19. The shutdown of non-essential businesses and stay-at-home orders in March exposed retail properties to tenants not able to pay rent and potentially going out-of-business, little to no demand for hotels with occupancies dropping by over 90% and the work-from-home response from companies putting future office use in question. Seven months after the crisis began, commercial real estate has seen a recovery with CMBS loan delinquencies peaking in July and improving through October. Higher rated investment grade CMBS securities have recovered much of the spread widening from March but lower rated BBB and BB bonds have lagged and remain at deep discounts relative to pre-COVID pricing. The uncertainty surrounding when leisure and business travel resumes continues to drive higher loss expectations from hotel loans over the next 6-12 months. The acceleration of on-line shopping and the potential for consumers not returning to brick-and-mortar retail even after a vaccine continues to drive higher loss expectations on retail as well. The continued uncertainty around these property types is what drove the -25% 12-month return on the CMBS holdings in the Fund.

The global spread of COVID-19 sparked a selloff with global REITs (FTSE EPRA/NAREIT Developed NTR Index, -22.9%) underperforming both equities (Morningstar Developed Markets Index, 4.29%) and bonds (Bloomberg Barclays Global Aggregate Index, 5.6%) over the trailing twelve months ending October 31, 2020. Performance was heavily influenced from early 2020 market movements, as the global spread of COVID-19 sparked a sell-off in global equities. REITs failed to

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Principal Real Estate Income Fund	Performance Overview

October 31, 2020 (Unaudited)

display their typical defensive characteristics in an environment of government-mandated social distancing. There have been periods of market rally following fiscal and monetary stimulus and as economies began to reopen with economic data surprising to the upside, though second/third wave outbreaks and congressional gridlock holding back further U.S. fiscal stimulus continuing to negatively impact the market. Across regions, structural growers like industrial, data centers, towers and specialized residential, as well as more defensive self-storage, were better performers, while hotels, retail, and office were the worst performing due to COVID-19 social distancing mandates, travel restrictions, and work-from-home trends.

CMBS

The CMBS holdings within the Fund returned approximately -25.00% for the 12 months ended October 31, 2020. The main driver of returns for the period was the dramatic re-pricing of credit risk after the initial response to COVID-19 involved shutting down the U.S. economy through stay-at-home orders and the closing of all non-essential businesses. This immediately changed the risk of default and loss on all commercial real estate loans from an investor perspective but especially changed the risk profile for hotel and retail loans. On average, CMBS deals have 10-15% exposure to hotels and 25-30% exposure to retail. While equity, corporate bond and higher rated CMBS markets have fully recovered from the dislocation in March, prices on lower rated BBB and BB CMBS securities remain at steep discounts relative to pre-COVID pricing mainly due to this exposure. The uncertainty around the impact and duration of the health crisis, and potential permanent changes in business and consumer behavior both during and after the pandemic on these property types continues to drive higher pool level loan loss expectations. These loss expectations remain at levels that put BBB and BB rated securities at a higher risk of default.

As of October 31, 2020, AAA spreads had tightened 257bps, AA spreads tightened 433bps, A spreads tightened 523bps and BBB- spreads tightened 760bps in response to volatility subsiding after record levels of market support coming from the Fed and fiscal policy helped the economy stabilize ahead of re-opening during the Summer and Fall. The unprecedented amount of liquidity from these programs was focused on allowing businesses to avoid bankruptcy and provide support to people who lost their jobs due to the shut-down. CMBS delinquencies peaked in July at just over 9.3% and has since leveled off and improved, ending the period at 7.4% driven by the re-opening of the economy and the stimulus programs. Even with this strong recovery across higher rated CMBS, BBB- spreads are still over 260bps wide of the tights in the 1st quarter of 2020 reflecting the fact that lower rated CMBS remain exposed to the fundamental credit risk in the CMBS market until the economy fully recovers post the COVID-19 shut down.

The performance of the CMBS holdings within the Fund reflect the dramatic widening of BBB- and BB- rated CMBS in response to the widening mid-March and the continued pressure on prices given the market uncertainty around the duration of the health crisis and ultimate impact on demand for commercial real estate overall and hotel and retail properties in particular. The price recovery for the portfolio holdings will be driven by how quickly economic activity recovers after a vaccine for COVID-19 is made broadly available during the 1st half of 2021. This is especially true for hotel and retail properties and how long owners can continue making mortgage payments to protect their properties from foreclosure during this period. Current market prices assume that a large percentage of owners will not be able to do that which will result in pool level loan losses that put BBB- and BB- rated CMBS at risk of default. This expected stress on commercial real estate is why lower rated CMBS has lagged the broader market recovery.

Annual Report | October 31, 2020	3

Principal Real Estate Income Fund	Performance Overview

October 31, 2020 (Unaudited)

GLOBAL REAL ESTATE SECURITIES

The global real estate securities holdings within the fund returned approximately -16.1%, during the trailing twelve months ending October 31, 2020.

Our exposure to U.S. coastal gateway apartment stocks was a top detractor as renters exited dense urban hubs to seek more space amidst prolonged work from home ("WFH") trends. Exposure to Japan was another main detractor to total returns, due to our hotels, retail, and office holdings which were pressured by social distancing mandates, travel restrictions, WFH trends, as well as the market reacting to the postponement of the Tokyo Olympics. Similarly, exposure to office and retail in Spain was a detractor to performance. The portfolio benefitted from exposures to sectors facing structural tailwinds, which have performed more defensively in this volatile COVID-19 market environment. This includes industrial, data centers, self-storage, and towers. These sectors provide defensive exposure that is less impacted by social distancing and somewhat less influenced by economic conditions during the COVID-19 pandemic.

As we head into the year end, positive sentiment from the lifting of uncertainty around the U.S. Presidential election results, accelerating momentum around a COVID-19 vaccine and impending government approval for the rollout of vaccinations are more than offsetting near term concerns about winter virus resurgences in many developed markets. Meanwhile, monetary policy remains extremely loose with central banks such as the Fed now prepared to tolerate some degree of inflation overshooting. Fiscal policy remains very expansionary with many countries outside of the U.S. readying supplementary budgetary stimulus measures to extend or increase the scale of existing policies. Encouragingly, despite renewed virus outbreaks, death rates remain well under control. Although some countries have had to reinstitute lockdowns, the preference seems to be to rely on targeted and less stringent localized restrictions where possible. Virus cases are already peaking in many European countries and central banks also appear willing to provide further stimulus backstops should the COVID-19 situation continue to escalate into winter.

Given this backdrop, it is likely that the loss of economic momentum in the last quarter of 2020 due to the U.S. fiscal cliff and renewed virus outbreaks is already well understood by markets, and that investors are viewing the near term dip in economic data as transitory and looking forward to a potential uptick in cyclical economic momentum next year. While the outlook has certainly improved relative to a few months ago, there does remain a great deal of uncertainty, not to mention longer term structural behavioral changes that may impact demand for space markets as a result of COVID-19.

On balance, we are cautiously optimistic going forward but will continue to evaluate relative valuations as we expect that uncertainty and policy induced volatility is likely here to stay. We will continue to search for opportunities using our bottom-up, stock selection focused approach. With volatility likely to remain elevated, we believe short-term tilts designed to exploit sentiment shifts to be highly speculative and more likely to destroy alpha than generate it and thus we will be measured in making portfolio changes. Our portfolio positioning remains aligned with our medium to longer term outlook (favoring REITs with structural demand drivers). That said, we have earlier in this quarter, started selectively adding to cyclical themes on weakness given some of the more near-term cyclically supportive factors highlighted earlier.

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Principal Real Estate Income Fund	Performance Overview

October 31, 2020 (Unaudited)

References:

The Premium/Discount is the amount (stated in dollars or percent) by which the selling or purchase price of a fund is greater than (premium) or less than (discount) its face amount/value or net asset value (NAV).

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

S&P 500® Index – A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Bloomberg Barclays U.S. Aggregate Bond Index - A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

Bloomberg Barclays Global Aggregate Index - a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Morningstar Developed Markets Index – An index that captures the performance of the stocks located in the developed countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

FTSE EPRA/NAREIT Developed NTR Index – A modified market capitalization weighted index, based on free float market capitalization designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets.

Cboe Volatility Index® (VIX® Index®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, the VIX Index has been considered by many to be the world's premier barometer of investor sentiment and market volatility.

Basis point (bps) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

A bond rating is a grade given to bonds by private, independent ratings services that indicates their credit quality. Investment grade bonds range from AAA to BBB- and will usually see bond yields increase as ratings decrease.

Issuance information – JPMorgan

Annual Report | October 31, 2020	5

Principal Real Estate Income Fund	Performance Overview

October 31, 2020 (Unaudited)

PERFORMANCE as of October 31, 2020

TOTAL RETURNS(1)	CUMULATIVE	AVERAGE ANNUAL
Fund	6 Month	1 Year	3 Year	5 Year	Since Inception(2)
Net Asset Value (NAV)(3)	-0.36%(5)	-33.80%(5)	-3.34%(5)	1.47%(5)	4.40%(5)
Market Price(4)	-19.18%	-51.28%	-10.94%	-3.45%	-1.38%
Bloomberg Barclays U.S. Aggregate Bond Index	1.27%	6.19%	5.06%	4.08%	3.90%
Morningstar Developed Markets Index	13.24%	4.29%	6.01%	8.52%	9.39%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on June 25, 2013.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be higher or lower than its NAV.
(5)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such the NAV and total return for shareholder transactions reported to the market may differ from the NAV for financial reporting purposes.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 855.838.9485.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares including interest expense, as of October 31, 2020, 2.92%.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares excluding interest expense, as of October 31, 2020, 2.13%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, distributions have been paid in the current fiscal year from net investment income and return of capital. The actual amounts and sources of the amounts for tax purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

ALPS Portfolio Solutions Distributor, Inc. is a FINRA member.

Principal Real Estate Investors, LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., FINRA Member

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Principal Real Estate Income Fund	Performance Overview

October 31, 2020 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares of beneficial interest at the closing market price (NYSE: PGZ) of $20.00 on June 25, 2013 (the date of commencement of operations), and tracking its progress through October 31, 2020.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

SECTOR ALLOCATION^

^	Holdings are subject to change.
Percentages are based on total investments of the Fund.

Annual Report | October 31, 2020	7

Principal Real Estate Income Fund	Performance Overview

October 31, 2020 (Unaudited)

GEOGRAPHIC BREAKDOWN as of October 31, 2020

% of Total Investments
United States	84.24%
Australia	2.68%
Canada	2.64%
Japan	2.41%
Great Britain	1.78%
Hong Kong	1.72%
Singapore	1.14%
Germany	1.08%
China	0.92%
Spain	0.44%
Netherlands	0.42%
Poland	0.22%
France	0.17%
Ireland	0.14%
100.00%

Holdings are subject to change.

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Principal Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Principal Real Estate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Principal Real Estate Income Fund (the "Fund") as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 28, 2020

Annual Report | October 31, 2020	9

Principal Real Estate Income Fund	Statement of Investments

October 31, 2020

Description	Shares	Value (Note 2)
COMMON STOCKS (46.87%)
Investment Management/Advisory Services (1.20%)
Centuria Capital Group	700,000	$1,141,508

Private Equity (0.08%)
Centuria Capital Group(a)	46,667	76,101

Real Estate Management/Services (0.65%)
Mitsubishi Estate Co., Ltd.	41,600	617,474

Real Estate Operation/Development (5.12%)
Echo Investment SA	318,924	302,118
Essential Properties Realty Trust, Inc.	8,269	136,604
LEG Immobilien AG	5,730	774,250
Midea Real Estate Holding, Ltd.(b),(c)	239,400	539,171
New World Development Co., Ltd.	223,500	1,063,805
Sun Hung Kai Properties, Ltd.	50,500	645,866
TAG Immobilien AG	23,766	700,278
Zhongliang Holdings Group Co., Ltd.(c)	1,077,000	725,178
		4,887,270
REITS-Apartments (6.84%)
American Campus Communities, Inc.	10,200	382,092
Apartment Investment & Management Co., Class A	15,547	495,949
AvalonBay Communities, Inc.	5,800	806,954
Camden Property Trust	4,400	405,856
Essex Property Trust, Inc.	2,738	560,167
Independence Realty Trust, Inc.	143,950	1,748,993
Invitation Homes, Inc.	61,328	1,671,801
Irish Residential Properties REIT PLC	120,761	192,682
UNITE Group PLC(a)	24,949	269,239
		6,533,733
REITS-Diversified (9.25%)
Arena REIT	452,503	839,688
Broadstone Net Lease, Inc.	31,090	512,985
Charter Hall Group	12,767	110,738
CoreSite Realty Corp.	7,577	904,391
Covivio	3,911	232,757
Cromwell European Real Estate Investment Trust(c)	960,600	509,035
Crown Castle International Corp.	2,393	373,787
Dexus	46,500	281,416
Equinix, Inc.	415	303,465
Ingenia Communities Group	39,723	128,717
Investec Australia Property Fund	398,891	347,671
LondonMetric Property PLC	85,649	239,449
Mapletree Logistics Trust	210,700	300,791
Merlin Properties Socimi SA	40,963	275,510

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Principal Real Estate Income Fund	Statement of Investments

October 31, 2020

Description	Shares	Value (Note 2)
REITS-Diversified (continued)
Nomura Real Estate Master Fund	655	$779,531
NSI NV	18,058	572,048
Sekisui House Reit, Inc.	416	290,062
United Urban Investment Corp.	604	642,105
VICI Properties, Inc.	43,109	989,351
Weyerhaeuser Co.	7,280	198,671
		8,832,168
REITS-Health Care (3.61%)
Healthcare Trust of America, Inc.	29,751	722,949
Healthpeak Properties, Inc.	22,625	610,196
Physicians Realty Trust	18,696	315,215
Primary Health Properties PLC	94,162	175,662
Sabra Health Care REIT, Inc.	40,535	533,441
Ventas, Inc.	3,018	119,120
Welltower, Inc.	18,107	973,613
		3,450,196
REITS-Hotels (1.69%)
Far East Hospitality Trust	371,000	152,099
Japan Hotel REIT Investment Corp.	360	172,960
MGM Growth Properties LLC	36,195	957,358
Park Hotels & Resorts, Inc.	33,565	333,300
		1,615,717
REITS-Manufactured Homes (1.01%)
Sun Communities, Inc.	6,987	961,621

REITS-Office Property (2.49%)
Alexandria Real Estate Equities, Inc.	5,046	764,570
Allied Properties Real Estate Investment Trust	9,300	225,537
American Assets Trust, Inc.	4,776	99,962
Brandywine Realty Trust	19,737	172,896
Centuria Office REIT	71,050	102,878
City Office REIT, Inc.	39,821	251,669
Cousins Properties, Inc.	6,578	167,607
Daiwa Office Investment Corp.	50	270,787
Inmobiliaria Colonial SA	45,680	324,792
		2,380,698
REITS-Regional Malls (0.10%)
Taubman Centers, Inc.	2,821	94,278

REITS-Shopping Centers (1.54%)
Lendlease Global Commercial REIT	174,900	78,106
Link REIT	84,000	639,819
NewRiver REIT PLC	131,874	108,486

Annual Report | October 31, 2020	11

Principal Real Estate Income Fund	Statement of Investments

October 31, 2020

Description	Shares	Value (Note 2)
REITS-Shopping Centers (continued)
Saul Centers, Inc.	26,200	$648,450
		1,474,861
REITS-Single Tenant (0.64%)
STORE Capital Corp.	23,704	609,193

REITS-Storage (1.25%)
Big Yellow Group PLC	28,571	407,153
CubeSmart	23,327	791,485
		1,198,638
REITS-Warehouse/Industrials (11.08%)
AIMS AMP Capital Industrial REIT	605,900	523,417
Centuria Industrial REIT	200,158	431,921
CyrusOne, Inc.	4,454	316,457
Dream Industrial Real Estate Investment Trust	96,600	857,748
Goodman Group	16,400	212,107
Industrial & Infrastructure Fund Investment Corp.	306	519,085
Industrial Logistics Properties Trust	76,280	1,463,050
Plymouth Industrial REIT, Inc.	38,783	492,932
Prologis, Inc.	22,405	2,222,576
Segro PLC	57,528	672,240
Summit Industrial Income REIT	65,373	660,943
Terreno Realty Corp.	6,200	348,936
Tritax Big Box REIT PLC	118,766	240,948
WPT Industrial Real Estate Investment Trust	15,275	198,575
WPT Industrial Real Estate Investment Trust	109,609	1,424,917
		10,585,852
Storage/Warehousing (0.32%)
Safestore Holdings PLC	29,692	309,075

TOTAL COMMON STOCKS
(Cost $45,007,789)		44,768,383

PREFERRED STOCKS (0.81%)
REITS-Shopping Centers (0.81%)
RPT Realty, 7.25%(d)	19,000	778,050

TOTAL PREFERRED STOCKS
(Cost $738,700)		778,050

RIGHTS (–%)
Mapletree Logistics Trust – Rights(a)	4,003	–

TOTAL RIGHTS
(Cost $0)		–

12	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

October 31, 2020

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (93.89%)
Commercial Mortgage Backed Securities-Other (22.49%)
Bank of America Commercial Mortgage Trust 2008-1(e)	6.567%	02/10/51	$81,510	$80,760
Benchmark 2020-B20 Mortgage Trust:
2020-B20(b)(e)(f)	1.665%	10/15/30	7,126,000	871,620
2020-B20(b)	2.000%	10/15/30	2,458,000	1,715,942
2020-B20	2.034%	10/15/30	2,500,000	2,567,189
Citigroup Commercial Mortgage Trust:
2019-GC43(b)(e)(f)	0.621%	11/10/29	2,500,000	115,048
FHLMC Multifamily Structured Pass Through Certificates:
2012-K052(e)(f)	1.613%	01/25/26	9,690,000	703,616
2011-KAIV(e)(f)	3.615%	06/25/21	9,000,000	107,699
Freddie Mac Multifamily Structured Pass Through Certificates 2020-K739(e)(f)	2.849%	09/25/27	12,207,500	1,999,979
JPMBB Commercial Mortgage Securities Trust 2015-C28 2015-C28(e)(f)	0.972%	03/15/25	29,137,966	977,287
JPMorgan Chase Commercial Mortgage Securities Trust:
2013-C15(b)(e)(f)	1.638%	10/15/23	11,500,000	472,463
2014-C21(b)(e)	3.900%	07/15/24	12,747,500	8,202,515
2006-CB17(e)	5.489%	12/12/43	1,136,493	804,254
LB-UBS Commercial Mortgage Trust 2006- C7	5.407%	11/15/38	976,549	544,303
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20(b)(e)(f)	1.610%	02/15/25	23,967,000	1,343,998
Morgan Stanley Capital I Trust 2016- UB11(b)(e)(f)	1.500%	08/15/26	13,495,500	978,066
				21,484,739

Commercial Mortgage Backed Securities-Subordinated (71.40%)
BANK:
2018-BN12(b)(e)	2.919%	05/15/28	2,500,000	1,095,042
2017-BNK5(b)(e)	3.078%	06/15/27	2,450,000	2,190,295
2017-BNK9(b)	3.367%	03/15/28	5,000,000	2,488,697
2017-BNK5(b)(e)	4.254%	07/15/27	7,500,000	4,393,823
BENCHMARK Mortgage Trust 2018-B1(b)(e)	3.000%	01/15/28	11,500,000	5,944,308
CFCRE Commercial Mortgage Trust 2016- C3(b)(e)	3.052%	01/10/26	5,484,000	3,202,262
Citigroup Commercial Mortgage Trust:
2019-GC41(b)	3.000%	08/10/29	2,800,000	1,572,375
2019-GC43(b)	3.000%	11/10/29	2,500,000	1,450,250
COMM 2012-CCRE1 Mortgage Trust 2012- CR1(b)(e)	5.319%	05/15/22	4,774,000	3,342,104

Annual Report | October 31, 2020	13

Principal Real Estate Income Fund	Statement of Investments

October 31, 2020

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Subordinated (continued)
COMM 2012-CCRE5 Mortgage Trust 2012- CR5(b)(e)	4.319%	12/10/22	$1,815,000	$1,160,698
COMM 2013-CCRE6 Mortgage Trust 2013- CR6(b)(e)	4.090%	02/10/23	5,495,000	4,563,935
Commercial Mortgage Trust:
2014-UBS5(b)	3.495%	09/10/24	2,715,000	1,777,468
2013-LC6(b)	3.500%	01/10/23	1,350,000	776,214
2012-CR2(b)	4.250%	08/15/22	1,900,000	998,091
2012-CR5(b)(e)	4.319%	12/10/22	5,492,405	3,200,498
2014-CR17(b)(e)	4.347%	05/10/24	2,600,000	1,160,791
2014-UBS2(b)(e)	4.993%	02/10/24	2,932,500	2,515,810
CSAIL Commercial Mortgage Trust 2015-C4	3.565%	11/15/25	5,000,000	3,414,375
Goldman Sachs Mortgage Securities Trust:
2014-GC22(b)	3.582%	06/10/47	8,326,000	4,682,214
2013-GC14(b)(e)	4.743%	08/10/23	2,000,000	1,164,858
2014-GC20(b)(e)	4.965%	04/10/47	8,505,000	4,737,377
2013-GC16(b)(e)	5.311%	11/10/46	2,342,405	2,237,123
Jpmbb 2015-c32 B 2015-C32(e)	4.389%	10/15/25	2,000,000	1,957,960
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C15(b)	3.500%	10/15/23	2,500,000	1,832,120
Morgan Stanley Capital I Trust 2016- UB11(b)(e)	2.685%	08/15/26	5,000,000	2,651,844
Wells Fargo Commercial Mortgage Trust 2015-NXS3(b)	3.153%	09/15/57	1,500,000	1,327,737
Wells Fargo Commercial Mortgage Trust 2017-C40 2017-C40(e)	4.327%	09/15/27	2,500,000	2,355,229
				68,193,498

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $103,676,943)				89,678,237

Description	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.52%)
State Street Institutional Treasury Plus Money Market Fund	0.020%	2,402,921	2,402,921

TOTAL SHORT TERM INVESTMENTS
(Cost $2,402,921)			2,402,921

TOTAL INVESTMENTS (144.09%)
(Cost $151,826,353)			$137,627,591

Liabilities in Excess of Other Assets (-44.09%)			(42,114,643)
NET ASSETS (100.00%)			$95,512,948

14	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

October 31, 2020

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $74,704,757, which represents approximately 78.21% of net assets as of October 31, 2020.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2020, the aggregate value of those securities was $1,773,384 representing 1.86% of net assets.
(d)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(f)	Interest only security.

See Notes to Financial Statements.

Annual Report | October 31, 2020	15

Principal Real Estate Income Fund

Statement of Assets and Liabilities	October 31, 2020

ASSETS:
Investments, at value	$137,627,591
Cash denominated in foreign currency, at value (Cost $6,834)	6,834
Receivable for investments sold	43,429
Interest receivable	557,255
Dividends receivable	122,363
Prepaid and other assets	37,958
Total Assets	138,395,430

LIABILITIES:
Loan payable (Note 3)	40,500,000
Interest and commitment fee due on loan payable	37,678
Payable for investments purchased	2,078,782
Payable to adviser	123,168
Payable to administrator	31,757
Payable to transfer agent	4,440
Payable for trustee fees	39,330
Other payables	67,327
Total Liabilities	42,882,482
Net Assets	$95,512,948

NET ASSETS CONSIST OF:
Paid-in capital	$127,096,034
Total distributable earnings/(accumulated deficit)	(31,583,086)
Net Assets	$95,512,948

PRICING OF SHARES:
Net Assets	$95,512,948
Common Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value per share)	6,899,800
Net asset value per share	$13.84

Cost of Investments	$151,826,353

See Notes to Financial Statements.

16	www.principalcef.com

Principal Real Estate Income Fund	Statement of Operations

For the Year Ended October 31, 2020

INVESTMENT INCOME:
Interest	$8,433,515
Dividends (net of foreign withholding tax of $106,410)	1,844,198
Total Investment Income	10,277,713

EXPENSES:
Investment advisory fees	1,779,795
Interest on loan	958,548
Commitment fee on loan	33,317
Administration fees	286,746
Transfer agent fees	27,795
Audit fees	32,500
Legal fees	76,181
Custodian fees	26,857
Trustee fees	138,696
Printing fees	35,856
Insurance fees	29,753
Excise tax	65,310
Other	36,076
Total Expenses	3,527,430
Net Investment Income	6,750,283

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	(16,052,971)
Foreign currency transactions	(25,747)
Net realized loss	(16,078,718)
Net change in unrealized appreciation/depreciation on:
Investments	(43,769,153)
Translation of assets and liabilities denominated in foreign currencies	1,266
Net change in unrealized appreciation/depreciation	(43,767,887)
Net Realized and Unrealized Loss on Investments and Foreign Currency	(59,846,605)
Net Decrease in Net Assets Resulting from Operations	$(53,096,322)

See Notes to Financial Statements.

Annual Report | October 31, 2020	17

Principal Real Estate Income Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019

OPERATIONS:
Net investment income	$6,750,283	$7,700,497
Net realized gain/(loss) on investments and foreign currency transactions	(16,078,718)	2,234,590
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(43,767,887)	22,069,919
Net increase/(decrease) in net assets resulting from operations	(53,096,322)	32,005,006

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(7,219,577)	(9,107,736)
From tax return of capital	(1,888,159)	–
Decrease in net assets from distributions to shareholders	(9,107,736)	(9,107,736)

Net Increase/(Decrease) in Net Assets	(62,204,058)	22,897,270

NET ASSETS:
Beginning of period	157,717,006	134,819,736
End of period	$95,512,948	$157,717,006

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	6,899,800	6,899,800
Net increase in shares outstanding	–	–
Shares outstanding - end of period	6,899,800	6,899,800

See Notes to Financial Statements.

18	www.principalcef.com

Principal Real Estate Income Fund	Statement of Cash Flows

For the Year Ended October 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(53,096,322)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(62,385,178)
Proceeds from disposition of investment securities	85,974,708
Net purchases of short-term investment securities	(416,187)
Net realized (gain)/loss on:
Investments	16,052,971
Net change in unrealized appreciation/depreciation on:
Investments	43,769,153
Amortization of premiums and accretion of discounts on investments	(1,258,505)
(Increase)/Decrease in assets:
Interest receivable	71,132
Dividends receivable	43,797
Prepaid and other assets	2,053
Increase/(Decrease) in liabilities:
Interest and commitment fee due on loan payable	(44,779)
Payable to transfer agent	1,685
Payable to adviser	(69,508)
Payable to administrator	(11,955)
Payable for trustee fees	8,252
Other payables	(38,760)
Net cash provided by operating activities	$28,602,557

CASH FLOWS USED IN FINANCING ACTIVITIES:
Payments on bank borrowing	$(19,500,000)
Cash distributions paid	(9,107,736)
Net cash used in financing activities	$(28,607,736)

Effect of exchange rates on cash	$(43)

Net decrease in cash	$(5,222)
Cash and Foreign Currency, beginning balance	$12,056
Cash and Foreign Currency, ending balance	$6,834

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$1,003,327
Excise tax paid	$65,310

See Notes to Financial Statements.

Annual Report | October 31, 2020	19

Principal Real Estate Income Fund

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions to shareholders:
From net investment income
From net realized gains
From tax return of capital
Total distributions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price -end of period

Total Return(b)
Total Return - Market Price(b)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets:
Total expenses
Total expenses excluding interest expense
Net investment income
Total expenses to average managed assets(c)
Portfolio turnover rate
Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)
Asset Coverage Per $1,000 (in thousands)

(a)	Calculated using average shares throughout the period.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.
(c)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.

20	www.principalcef.com

Financial Highlights

For a share outstanding throughout the periods presented.

For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$22.86	$19.54	$19.40	$19.02	$19.88

0.98	1.12	1.08	0.99	1.35
(8.68)	3.52	0.38	1.10	(0.47)
(7.70)	4.64	1.46	2.09	0.88

(0.95)	(1.32)	(1.18)	(1.51)	(1.74)
(0.10)	–	–	(0.03)	–
(0.27)	–	(0.14)	(0.17)	–
(1.32)	(1.32)	(1.32)	(1.71)	(1.74)
(9.02)	3.32	0.14	0.38	(0.86)
$13.84	$22.86	$19.54	$19.40	$19.02
$9.46	$21.40	$16.97	$17.09	$16.62

(33.27%)	25.53%	8.67%	12.46%	5.94%
(51.28%)	35.31%	7.13%	13.37%	4.80%

$95,513	$157,717	$134,820	$133,886	$131,260

2.92%	3.45%	3.41%	3.03%	2.82%
2.13%	2.02%	2.09%	2.06%	2.07%
5.59%	5.31%	5.49%	5.18%	7.04%
2.08%	2.44%	2.36%	2.09%	1.94%
38%	17%	37%	45%	41%

$40,500	$60,000	$60,000	$60,000	$60,000
$3,358	$3,629	$3,247	$3,231	$3,188

Annual Report | October 31, 2020	21

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2020

1. ORGANIZATION

Principal Real Estate Income Fund (the "Fund") is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund's investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund's net asset value per share will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amount of increase or decrease in net assets from operations during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange ("NYSE") on October 31, 2020.

Portfolio Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund's net asset value per common share is calculated in the manner authorized by the Fund's Board of Trustees (the "Board"). Net asset value per share is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities ("CMBS") and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such

22	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2020

securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its common shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund's Fair Valuation Committee as a designee of the Board. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's, borrower's, or counterparty's management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Discounts and premiums on commercial mortgage backed securities purchased are accreted or amortized using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes.

Fair Value Measurements: Investments in the Fund are recorded at their estimated fair value. The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | October 31, 2020	23

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2020

Various inputs are used in determining the value of the Fund's investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2020:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Private Equity	$–	$76,101	$–	$76,101
Other	44,692,282	–	–	44,692,282

Preferred Stocks	778,050	–	–	778,050

Rights	–	–	–	–

Commercial Mortgage Backed Securities	–	89,678,237	–	89,678,237

Short Term Investments	2,402,921	–	–	2,402,921
Total	$47,873,253	$89,754,338	$–	$137,627,591

*	See Statement of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3, during the year ended October 31, 2020.

24	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2020

Commercial Mortgage Backed Securities: As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts ("REITs"): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors' capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund's investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund's investments in REITs, the Fund may also make distributions in excess of the Fund's earnings and capital gains. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's common shares and, after that basis has been reduced to zero, will constitute capital gains to the common shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will

Annual Report | October 31, 2020	25

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2020

generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund's performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

3. LEVERAGE

Under normal market conditions, the Fund's policy is to utilize leverage through Borrowings and the issuance of preferred shares in an amount that represents approximately 33 1/3% of the Fund's total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund's net assets). It is possible that the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to shareholders will increase. Borrowings will be subject to interest costs, which may or may not be

26	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2020

recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund maintains a $60,000,000 line of credit with State Street Bank and Trust Company ("SSB"), which by its terms expires on September 10, 2021, subject to the restrictions and terms of the credit agreement. Prior to September 11, 2020 the Fund maintained a $70,000,000 with SSB. As of October 31, 2020, the Fund has drawn down $40,500,000 from the SSB line of credit and the maximum borrowing outstanding during the year was $60,000,000. The Fund is charged an interest rate of 1.00% (per annum) above the one-month LIBOR (London Interbank Offered Rate) or 1.14%, as of the last renewal date, for borrowing under this credit agreement, on the last day of the interest period. The Fund was charged a commitment fee on the average daily unused balance of the line of credit at a rate of 0.15% (per annum) until September 10, 2020, and at a rate of 0.25% (per annum) from September 11, 2020 to October 31, 2020. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged and the average outstanding loan payable for the year ended October 31, 2020, was as follows:

Average Interest Rate	1.97%
Average Outstanding Loan Payable	$48,598,361

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. ("AAI") serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.05% based on the Fund's average Total Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained Principal Real Estate Investors, LLC (''PrinRei'') as the Fund's sub-advisor and pays PrinRei an annual fee of 0.55% based on the Fund's average Total Managed Assets.

ALPS Fund Services, Inc. (''AFS''), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund's average Total Managed Assets, as defined below, plus a fixed fee for completion of certain regulatory filings and reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (''DST''), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-ofpocket expenses. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. ("SS&C"), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to any of its Officers. The three independent Trustees and, effective July 1, 2020, one interested Trustee of the Fund receive an annual retainer of $21,000 and an additional $4,000 for attending each meeting of the Board. In addition to the attendance fee, the Chairman of the Board will be paid a meeting fee of $1,125 for each Board meeting and the Chairman of the Audit Committee of the Board will be paid a meeting attendance fee of $1,125 for

Annual Report | October 31, 2020	27

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2020

each meeting of the Audit Committee of the Board. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

Certain Officers of the Fund are also officers of AAI and AFS.

Total Managed Assets: For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force. Under normal market conditions, the Fund's policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund's total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund's net assets) (collectively, ''Limited Leverage''). ''Borrowings'' are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund's issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund's issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund's issuance of preferred shares).

5.       DISTRIBUTIONS

The Fund intends to make a level monthly distribution to common shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund may also retain cash reserves if deemed appropriate by PrinRei to meet the terms of any leverage or derivatives transactions. Such distributions shall be administered by DST. While a portion of the Fund's distributed income may qualify as qualified dividend income, all or a portion of the Fund's distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments may be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a regulated investment company under Subchapter M of the Code.

The Fund has a managed distribution plan in accordance with AAI's Section 19(b) exemptive order described below (the "Managed Distribution Plan"). Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will make regular monthly distributions, which may consist of long-term capital gains and/or return of capital in order to maintain the distribution rate. In accordance with the Managed Distribution Plan, the Fund made monthly distributions to common shareholders at a fixed monthly rate of $0.11 per common share for the year ended October 31, 2020.

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Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2020

The amount of the Fund's distributions pursuant to the Managed Distribution Plan are not related to the Fund's performance and, therefore, investors should not make any conclusions about the Fund's investment performance from the amount of the Fund's distributions or from the terms of the Fund's Managed Distribution Plan. The Board may amend, suspend or terminate the Managed Distribution Plan at any time without notice to shareholders.

AAI has received an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to its stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). To the extent that the Fund relies on the exemptive order, the Fund will be required to comply with the terms and conditions therein, which, among other things, requires the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Board to make determinations regarding the appropriateness of the use of the distribution policy. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The amount treated as a return of capital will reduce a shareholder's adjusted basis in the shareholder's shares, thereby increasing the potential gain or reducing the potential loss on the sale of shares. There is no assurance that the Fund will continue to rely on the exemptive order in the future.

6. CAPITAL TRANSACTIONS

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012, as amended and restated through the date hereof. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of common shares. The Fund intends to hold annual meetings of common shareholders in compliance with the requirements of the NYSE.

Additional shares of the Fund may be issued under certain circumstances pursuant to the Fund's Dividend Reinvestment Plan, as defined within the Fund's organizational documents. Additional information concerning the Dividend Reinvestment Plan is included within this report.

7. PORTFOLIO INFORMATION

For the year ended October 31, 2020, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$ 64,368,399	$ 85,539,273

8. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate

Annual Report | October 31, 2020	29

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2020

characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended October 31, 2020 and October 31, 2019 were as follows:

For the Year Ended October 31, 2020
Ordinary Income	$6,500,092
Long-Term Capital Gain	719,485
Return of Capital	1,888,159
Total	$9,107,736

For the Year Ended October 31, 2019
Ordinary Income	$9,107,736
Total	$9,107,736

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2020, certain differences were reclassified.

The reclassifications were as follows:

	Paid-in capital	Distributable earnings
Principal Real Estate Income Fund	$(65,309)	$65,309

These differences are primarily attributed to the payment of excise taxes.

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Loss	$(16,662,637)
Unrealized Depreciation	(14,920,449)
Total	$(31,583,086)

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Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2020

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
Principal Real Estate Income Fund	$3,209,189	$13,453,448

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2020, were as follows:

Cost of investments for income tax purposes	$152,551,603
Gross appreciation on investments (excess of value over tax cost)	$4,380,920
Gross depreciation on investments (excess of tax cost over value)	(19,303,796)
Net appreciation of foreign currency and derivatives	2,427
Net unrealized depreciation on investments	$(14,920,449)

These differences are primarily attributed to the different tax treatment of foreign currency, passive foreign investment companies (PFICs), and wash sales.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Code by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the year ended October 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2020, the Fund did not incur any interest or penalties.

9. SUBSEQUENT EVENTS

Subsequent to October 31, 2020, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
November 12, 2020	November 13, 2020	November 30, 2020	$0.08
December 16, 2020	December 17, 2020	December 31, 2020	$0.08

On December 16, 2020 the Board announced that it approved a share repurchase program. Under the share repurchase program, the Fund may purchase up to 5% of its outstanding common shares beginning January 19, 2021 in the open market, until January 19, 2022.

Annual Report | October 31, 2020	31

Principal Real Estate Income Fund	Dividend Reinvestment Plan

October 31, 2020 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the "Plan Administrator"), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a "Dividend"). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making

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Principal Real Estate Income Fund	Dividend Reinvestment Plan

October 31, 2020 (Unaudited)

Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

Annual Report | October 31, 2020	33

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements

October 31, 2020 (Unaudited)

At the September 10, 2020 meeting ("Meeting") of the Board of Trustees (the "Board") of Principal Real Estate Income Fund (the "Fund"), the Board, including those Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), approved ALPS Advisors, Inc. (the "Adviser") and Principal Real Estate Investors, LLC, (the "Sub-Adviser") to serve as the Trust's investment adviser and sub-adviser, respectively, and approved the renewal of the investment advisory agreement between the Adviser and the Trust, and the sub-advisory agreement between Sub-Adviser and the Adviser with respect to the Trust (collectively, the "Advisory Agreements"), upon the terms and conditions set forth therein. In connection with considering the approval of the renewal of the Advisory Agreements, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

Although not meant to be all-inclusive, the following portion of the minutes summarizes the factors considered and conclusions reached by the Trustees in the executive session and at the Meeting in determining to approve the Advisory Agreements.

Nature, extent, and quality of services. In examining the nature, extent and quality of the investment advisory services provided by the Adviser, the Trustees considered the qualifications, experience and capability of the Adviser's management and other personnel and the extent of care and conscientiousness with which the Adviser performs its duties. In this regard, the Trustees considered, among other matters, the process by which the Adviser performs oversight of the Fund, including ongoing due diligence regarding product structure, resources, personnel, technology, performance, compliance and oversight of the Sub-Adviser.

With respect to the nature, extent and quality of the investment advisory services provided by the Sub-Adviser, the Trustees considered the Sub-Adviser's investment management process it uses in managing the assets of the Fund, including the experience and capability of the Sub-Adviser's management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund's investment policies and restrictions. The Trustees also considered the favorable assessment provided by the Adviser as to the nature and quality of the services provided by the Sub-Adviser and the ability of the Sub-Adviser to fulfill its contractual obligations.

Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of the Adviser's and the Sub-Adviser's services, and that the Adviser and the Sub-Adviser have the ability to provide these services based on their respective experience, operations and current resources.

Investment performance of the Fund, the Adviser and the Sub-Adviser. The Board reviewed the Fund's investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Board utilized a report from Fuse Research Network, LLC ("Fuse"), an independent provider of investment company data. The Board also considered the views of the Adviser and the Sub-Adviser that in light of the Fund's dynamic allocation strategy that permits it to vary its allocation to both commercial mortgage backed securities and other U.S. and non-U.S. real estate-related securities, such as REITs and REIT-like entities, there are no directly comparable peer funds that utilize a similar investment strategy.

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Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements

October 31, 2020 (Unaudited)

Costs of services and profits realized, and comparison with other advisory contracts. The Board considered the fees payable under the Advisory Agreements. The Board reviewed the information compiled by Fuse comparing the Fund's contractual management fee rate (on managed assets) and net management fee rate (on both managed assets and common assets— which includes advisory and sub-advisory and administrative service fees—as well as the Fund's net total expense ratios) to other funds in its expense group.

The Trustees also considered that the fee paid to the Sub-Adviser is paid out of the fees paid to the Adviser and that no separate fee for sub-advisory services is charged to the Fund and that the Sub-Advisory Agreement was the subject of arm's length negotiations between the parties. The Trustees also considered the fees charged by the Sub-Adviser to other accounts managed using a CMBS strategy, and to other accounts managed using a REIT strategy, during which it was noted that the Sub-Adviser differentiated the types of services that the Fund receives, noting that the Sub-Adviser does not provide a leverage strategy or a dynamic asset allocation strategy for the other accounts, and does not utilize derivative instruments for that account, in each case unlike the mandate it has with respect to the Fund. The Trustees also considered the Adviser's opinion that the compensation payable to the Sub-Adviser is reasonable, appropriate and fair in light of the nature and quality of the services provided to the Fund.

The Board reviewed the Meeting Materials it received from the Adviser regarding its revenues and expenses in connection with the services provided to the Fund, both solely with respect to the Adviser, as well as together with revenues earned by the Adviser's affiliates, AFS (in its capacity as administrator of the Fund), and DST Systems, Inc. (in its capacity as transfer agent of the Fund). The Trustees also reviewed the profitability information provided by the Adviser for the years 2017 to 2019 and the Sub-Adviser for the years 2016 to 2019. The Board noted that the Sub-Adviser's profitability was not a significant factor considered by the Board, as the sub-advisory fee is paid by the Adviser out of the advisory fee paid to it by the Fund, and not by the Fund.

Economies of scale. With respect to whether economies of scale are realized by the Adviser and the Sub-Adviser and whether management fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered the Adviser's view that adding breakpoints would not be appropriate at this time and that any increases in the Fund's assets are primarily attributable to market appreciation and dividend reinvestments, rather than raising new capital. With respect to whether assets would be expected to increase, to a level such that economies of scale might be realized by AAI and the Sub-Adviser, the Board considered the Adviser's and Sub- Adviser's view that the Fund's closed-end structure limited the likelihood of significant future increases in the Fund's asset levels which would reach the point where the imposition of breakpoints in the management fees would be appropriate, and ultimately determined that the level of management fees charged and fee structure remained appropriate.

Indirect benefits. The Board considered whether there were any "fall-out" or ancillary benefits that may accrue to the Adviser or Sub-Adviser or their affiliates as a result of their relationships with the Fund. The Trustees considered that both the Adviser and Sub-Adviser noted their belief that they would not experience any "fall-out" benefits other than as noted above.

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality

Annual Report | October 31, 2020	35

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements

October 31, 2020 (Unaudited)

of services provided by the Adviser and the Sub-Adviser, the Board concluded that the level of fees to be paid to each of the Adviser and the Sub-Adviser was reasonable.

In summary, based on the various considerations discussed above, the Board determined that approval of the renewal of the Advisory Agreements was in the best interests of the Fund.

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Principal Real Estate Income Fund	Trustees & Officers

October 31, 2020 (Unaudited)

The following table includes information regarding the Fund's trustees and officers, and their principal occupations and other affiliations during the past five years. The address for all trustees is 1290 Broadway, Suite 1000, Denver, CO 80203. The ''independent trustees'' consist of those trustees who are not ''interested persons'' of the Fund, as that term is defined under the 1940 Act.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Rick A. Pederson (1952)	Trustee	Term expires in 2021. Has served since April 2013.	Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013 - 2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014 - 2017; Board Member, Strong-Bridge Consulting, 2015 - present; Board Member, IRI/ODMS Holdings LLC, 2017 - present; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015 - 2020; Trustee, Boettcher Foundation, 2018 - present; Board Member Kivu Consulting Inc. 2018 - present.	17	Segall Bryant & Hamill Trust (14 funds); ALPS ETF Trust (16 funds).
Jerry G. Rutledge (1944)	Trustee	Term expires in 2023. Has served since April 2013.	President and owner of Rutledge's Inc. (retail clothing business); Regent of the University of Colorado (1994 – 2007). Director, University of Colorado Hospital (2007– 2017).	12	Clough Global Allocation Funds (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Financial Investors Trust (33 funds).

Annual Report | October 31, 2020	37

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2020 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Ernest J. Scalberg (1945)	Chairman and Trustee	Term expires in 2022. Has served as Trustee since April 2013. Has served as Chairman since July 2017.	Formerly the Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 – 2014); Associate Vice President for External Programs and Dean of Fisher Graduate School of International Business (2001 – 2009); Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland (2005 – 2019); and Trustee, Southern Oregon University Foundation Board (2020 - present).	1	The Select Sector SPDR Trust (11 funds).

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Principal Real Estate Income Fund	Trustees & Officers

October 31, 2020 (Unaudited)

INTERESTED TRUSTEES(3) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Jeremy Held (1974)	Trustee	Term expires in 2021. Has served since December 2017.	Mr. Held serves as a Managing Director at Bow River Capital Partners (private equity management) since September 2019. Prior to his current role, Mr. Held held several positions at ALPS Advisors, inc. ("AAI"), most recently as Senior Vice President, Director of Research of AAI (1996 - 2019). Mr. Held is deemed an affiliate of the Fund as defined under the 1940 Act.	1	ALPS Variable Investment Trust (2018 - 2020, 7 funds).

Annual Report | October 31, 2020	39

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2020 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Kathryn Burns (1976)	President	Has served since September 2019.	Ms. Burns served as the Fund's Treasurer from September 2018 until September 2019. She also serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for Pricewaterhouse- Coopers LLP. Because of her position with AAI, Ms. Burns is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Burns is also Treasurer of Boulder Growth & Income Fund, Inc. and ALPS ETF Trust and President of ALPS Variable Investment Trust and RiverNorth Opportunities Fund, Inc.	7	ALPS Variable Investment Trust (7 funds).

40	www.principalcef.com

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2020 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Matthew Sutula (1985)	Chief Compliance Officer ("CCO")	Has served since December 2019.	Mr. Sutula previously served as the Fund's interim Chief Compliance Officer from September 2019 to December 2019. Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Because of his position with ALPS, Mr. Sutula is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Sutula is also Interim Chief Compliance Officer of ALPS ETF Trust, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.	N/A	N/A

Annual Report | October 31, 2020	41

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2020 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Jill Kerschen, (1975)	Treasurer	Has served since September 2019.	Ms. Kerschen joined ALPS in July 2013 and is currently Vice President, AAI and serves as Treasurer of RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Variable Investment Trust.	N/A	N/A

42	www.principalcef.com

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2020 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Sharon Akselrod (1974)	Secretary(5)	Has served since June 2019.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013– 2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008– 2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust, Financial Investors Trust and Clough Funds Trust.	N/A	N/A

Annual Report | October 31, 2020	43

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2020 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Jennifer Craig (1973)	Assistant Secretary(5)	Has served since September 2019.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Ms. Craig is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc and Clerk of Goehring & Rozencwajg Investment Funds.	N/A	N/A

(1)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)	The numbers enclosed parenthetically represent the number of funds overseen in each directorship that the Trustee has held. Regarding ALPS ETF Trust and ALPS Variable Investment Trust, all funds are included in the total funds in the Fund Complex column. As to Financial Investors Trust, 11 funds are included in the total funds in the Fund Complex column.

(3)	“Interested Trustees” refers to those Trustees who constitute “interested persons” of a Fund as defined in the 1940 Act.

(4)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board.

(5)	Sharon Akselrod resigned as Secretary on December 4, 2020 and Jennifer Craig was appointed as Secretary on December 16, 2020.

44	www.principalcef.com

Principal Real Estate Income Fund	Additional Information

October 31, 2020 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund's Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC's website at http://www.sec.gov.

PROXY VOTING

A description of the Fund's proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-838-9485, (2) on the Fund's website located at http://www.principalcef.com, or (3) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC's website at http://www.sec.gov.

SECTION 19(a) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the Year Ended October 31, 2020					Percentage of the Total Cumulative Distributions for the Year Ended October 31, 2020
Net Investment Income	Short- Term Capital Gains	Long- Term Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Short- Term Capital Gains	Long- Term Capital Gains	Return of Capital	Total Per Share
$1.2068	$0.0001	$0.0503	$0.0628	$1.32000	91.43%	0.00%	3.81%	4.76%	100.00%

Annual Report | October 31, 2020	45

Principal Real Estate Income Fund	Additional Information

October 31, 2020 (Unaudited)

UNAUDITED TAX INFORMATION

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2019, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Principal Real Estate Income Fund	0.02%	7.56%

In early 2020, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2019 via Form 1099. The Fund will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

LICENSING AGREEMENT

Morningstar

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, "Morningstar Entities"). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general mutual fund market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

46	www.principalcef.com

Principal Real Estate Income Fund	Additional Information

October 31, 2020 (Unaudited)

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund's custodian and will maintain custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund's transfer agent and registrar.

LEGAL COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

Annual Report | October 31, 2020	47

Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2020 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund's annual report dated January 3, 2020 (the "prior disclosure date"). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objective. The Fund's investment objective is to seek to provide high current income, with capital appreciation as a secondary objective, by investing in commercial real estate-related securities. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies.

Under normal market conditions, the Fund will invest at least 80% of its total assets in commercial real estate-related securities, primarily consisting of commercial mortgage backed securities ("CMBS") and other U.S. and non-U.S. real estate-related securities (primarily real estate investment trusts ("REITs") or REIT-like entities). Under normal circumstances, the Fund will invest between 40% and 70% of its total assets in CMBS and will invest between 30% and 60% in other real estate-related securities (including REITs). A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. REITs are pooled investment vehicles that invest in income producing real estate, real estate-related loans, or other types of real estate interests. The Fund will invest in CMBS and other real estate-related securities at new issuance and in the secondary market which the Fund's investment subadviser, Principal Real Estate Investors, LLC ("PrinREI"), believes will generate attractive risk-adjusted current yields and the potential for capital appreciation for the Fund. The Fund will limit its investments in CMBS to issuers organized in the United States. The Fund will invest in REITs and other real estate-related securities of issuers organized in a number of countries, including the United States.

The Fund may invest in both investment grade and below investment grade debt securities (i.e., "junk bonds"). With respect to CMBS deals issued prior to 2009, the Fund may only invest in CMBS securities originally rated no lower than "A-" by Standard & Poor's Financial Services LLC ("S&P") or Fitch Ratings, Inc., ("Fitch"), or "A3" by Moody's Investors Service, Inc. ("Moody's"). In addition and also with respect to CMBS deals prior to 2009, it is expected that the Fund will invest no more than 20% of its total assets in CMBS securities originally rated lower than "AAA" by S&P or Fitch, or "Aaa" by Moody's. No investment in an individual CMBS bond may comprise 10% or more of the Fund's total assets.

The Fund's net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage. An investment in the Fund may not be appropriate for all investors.

Use of Leverage

The Fund generally will seek to enhance the level of its cash distributions to holders of Common Shares ("Common Shareholders") through the use of leverage, which may include Borrowings (as defined below), the issuance of preferred shares, and the use of derivatives or certain investment techniques. Under normal market conditions, the Fund's policy is to utilize leverage through

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2020 (Unaudited)

Borrowings and the issuance of preferred shares (if any) in an amount that represents approximately 331/3% of the Fund's total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund's net assets). However, based on market conditions at the time, the Fund may use such leverage in amounts that represent less than 331/3% of the Fund's total assets. "Borrowings" are defined as: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties using reverse repurchase agreements; or amounts received by the Fund from the Fund's issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns.

The Fund currently leverages through the use of bank borrowings, but may use other similar term loans and/or reverse repurchase obligations. In connection with the Fund's use of leverage, PrinREI may seek to hedge the associated interest rate risks through derivative instruments, which may include interest rate swaps, caps, floors, collars, rate forwards and interest rate futures (and options thereon). PrinREI is not required to engage in any hedging techniques, and there can be no assurance that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund's achievement of its investment objective. There is no guarantee that the Fund will engage in hedging transactions.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by us. Further, the assumed investment portfolio total returns are after (net of) all of the Fund's expenses other than expenses associated with leverage); but such leverage expenses are deducted when determining the Common Share return. See "Risks." The table further reflects the use of leverage representing 33 1/3% of the Fund's total assets and estimated leverage costs of 1.22%.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-15.43%	-8.01%	-0.59%	6.83%	14.25%

Corresponding Common Share return is composed of two elements: Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund's net distributable income after paying interest or dividends on the Fund's Limited Leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% would assume that the distributions the Fund receives on its investments are entirely offset by losses in the value of those securities.

Annual Report | October 31, 2020	49

Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2020 (Unaudited)

Risks

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Risks Associated with Investment in Commercial Real Estate Loans. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having a multi-family or commercial use, such as shopping malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate. These risks include:

•	Declines in the value of real estate;
•	Declines in rental or occupancy rates;
•	Risks related to general and local economic conditions;
•	Dependency on management skills of the borrower or third-party property management firm;
•	Risk depending on the timing of cash flows from the underlying mortgage properties;
•	Possible lack of available mortgage funds to refinance the mortgage loans at maturity;
•	Overbuilding;
•	Extended vacancies in properties;
•	Increases in property taxes and operating expenses, including energy costs;
•	Changes in zoning laws and other governmental rules, regulation and fiscal policies; compliance with existing legal and regulatory requirements, including environ-mental controls and regulations;
•	Risks related to the ability of a property to attract and retain tenants, including those listed in this section, as well as the ability of a property owner to pay leasing commissions, provide adequate maintenance and insurance, pay tenant improvement costs and make other tenant concessions;

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2020 (Unaudited)

•	Expenses incurred in the cleanup of environmental problems;
•	Costs and delays involved in enforcing rights of a property owner against tenants that default under the terms of leases or seek protection of bankruptcy laws;
•	Risks related to the type and use of a particular commercial property, e.g., hospitals, nursing homes, hospitality properties and other property types;
•	Casualty or condemnation losses, including where liability and casualty insurance does not provide full protection;
•	Changes in interest rates and the availability of credit to refinance such loans at or prior to maturity;
•	Changes in tax laws;
•	Terrorist threats and attacks;
•	Social unrest and civil disturbances; and
•	Weather and other acts of God.

The above factors may impact the ability of a borrower to meet its obligations on the loan. Certain loans may default which could result in either a foreclosure of the property or a restructure of the loan. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds may be shorter or longer than the original term of the loan. Losses on the loans will negatively impact the most subordinate CMBS classes first. Any proceeds received from the loans will generally be applied to the most senior bonds outstanding before any payments are made to the subordinate bonds. The occurrence of defaults and losses on the loans may result in downgrades of the CMBS by the NRSROs.

In addition the following risks apply to investments in CMBS (several of which also apply more generally to investments in debt securities and other asset backed securities):

Credit Quality and Selection. In addition to the risks listed above, CMBS are affected by the quality of the credit extended.

As a result, the quality of the CMBS is dependent upon the selection of the commercial mortgages for each issuance and the cash flow generated by the commercial real estate assets. Risk factors related to the foregoing include:

•	Potential lack of diversification in certain CMBS issuances;
•	Dependence on the skills, decision-making and experience of the various issuers in selecting the commercial mortgages backing the issuances; and
•	Adverse borrower selection within an issuance.

Amortization, Refinance or Sale. Commercial real estate loans are generally not fully amortizing, which means that they may have a significant principal balance or "balloon" payment due on maturity. Commercial loans with a balloon payment involve a greater risk to a lender than fully amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to fully refinance the loan or to sell the property securing the loan at

Annual Report | October 31, 2020	51

Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2020 (Unaudited)

a price sufficient to permit the borrower to make the balloon payment. The ability of a borrower to effect a refinancing or a sale will be affected by a number of factors, including the value of the property, the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the property, the financial condition and operating history of the property and the borrower, tax laws, prevailing economic conditions and the availability of credit for loans secured by the specific type of property. In addition, commercial real estate loans generally are nonrecourse to borrowers. In the event of foreclosure on a commercial real estate loan, the value of the collateral securing the loan at the time of foreclosure may be less than the principal amount outstanding on the loan plus accrued but unpaid interest thereon, resulting in a non-collectable deficiency. Losses realized on the sale of foreclosed properties could negatively impact the credit enhancement provided to certain CMBS investments and eventually lead to a loss of principal.

Lack of Sufficient Investment Opportunities. It is possible that the Fund will never be fully invested if the Fund does not receive its desired allocations of investments or PrinREI does not find a sufficient volume of investments it deems appropriate for the Fund. New issuances of CMBS were halted during the recent global liquidity crisis. While new CMBS issuances have resumed, it remains uncertain how robust the market will become or the impact any potential regulatory reform may have on the CMBS market. Such market conditions could impact the valuations of the Fund's investments and impair PrinREI's ability to buy securities for the Fund. The business of acquiring the type of investments targeted by the Fund is highly competitive and involves a high degree of uncertainty.

Lack of Operating Control of Underlying Investments. The day-to-day operations of the real estate companies and properties underlying the commercial real estate loans that secure the Fund's CMBS investments will be the responsibility of the owners and developers of such companies and properties. Although PrinREI will be responsible for monitoring the performance of each CMBS investment, there can be no assurance that the owners and developers will be able to operate the underlying companies or properties in accordance with their business plans or the expectations of the Fund.

Lack of Control Over CMBS. The Fund will generally not have a right to vote or to make decisions with respect to the administration of the CMBS investments or servicing of the commercial real estate loans that underlie the Fund's CMBS investments. Those decisions will generally be made by one of the master servicer, special servicer, trustee or a controlling party. Any decision made by one of those parties may not be in the best interest of the Fund and, even if that decision is determined to be in the Fund's best interests by that party, may be contrary to the decision that the Fund would have made and may negatively affect the Fund's interests.

Due Diligence Risks of CMBS. Before making any investments in CMBS, PrinREI will assess the factors that it believes will determine the success of that investment. This process is particularly important and subjective because there may be little information publicly available about the CMBS other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the CMBS. The Fund cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying commercial real estate loans or that any investment in a CMBS issuance will be successful.

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2020 (Unaudited)

Credit Ratings — Rating Agencies. The Fund can invest in CMBS rated "investment grade" or "below investment grade" by an NRSRO. The term "investment grade" denotes a credit rating of BBB- or higher by S&P, or Baa3 or higher by Moody's, or BBB- or higher by Fitch, or BBB- or higher by Kroll Bond Rating Agency, Inc., or BBB (low) or higher by Dominion Bond Rating Service or BBB- or higher by Morningstar Credit Ratings, LLC ("Morningstar") or such comparable rating by any other NRSRO. The term "below investment grade" (commonly referred to as "junk bonds" or "high yield securities") denotes a credit rating of BB+ or lower by S&P, or Ba1 or lower by Moody's, or BB+ or lower by Fitch, or BB+ or lower by Kroll Bond Rating Agency, Inc., or BB (high) by Dominion Bond Rating Services or BB+ or lower by Morningstar or such comparable rating by any other NRSRO. A credit rating is a current assessment of the probability of timely payment of interest and ultimate recovery of principal. The ratings are based on current information furnished by the issuer or obtained by the NRSRO from other sources the credit rating agency considers reliable. NRSROs do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. NRSROs may take into consideration obligors such as guarantors, insurers or lessees.

Use of Credit Rating. A credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. Credit ratings do not constitute a guarantee of the quality of CMBS. The rating assigned to a security reflects only the NRSRO's opinion. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, sufficient information or for other circumstances. A change in a bond's credit rating typically will affect the price of the bond. The use of credit ratings for evaluating bonds involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of bonds. Also, NRSROs may fail to change credit ratings in a timely manner to reflect recent events. If a NRSRO changes the rating of a security held by the Fund, the Fund may retain the security if PrinREI believes such retention is in the best interest of the Fund's investors.

Risks Associated with the Insolvency of Obligations Backing CMBS. The commercial real estate loans backing the CMBS may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors. If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower's debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction. There can be no assurance as to what standard a court would apply in order to determine whether the borrower was "insolvent" after giving effect to the incurrence of the indebtedness constituting the commercial mortgage backing the CMBS, or that regardless of the method of valuation, a court would not determine that the borrower was "insolvent" after giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on such commercial mortgage loans could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year and one day) before such insolvency.

Risks Associated with Interest Shortfalls. The Fund's CMBS investments may be subject to interest shortfalls due to interest collected from the underlying loans not being sufficient to pay accrued interest to all of the CMBS. Interest shortfalls to the trust will occur when the servicer

Annual Report | October 31, 2020	53

Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2020 (Unaudited)

does not advance full interest payments on defaulted loans. The servicer in a CMBS trust is required to advance monthly principal and interest payments due on a delinquent loan. Once a loan is 60 days delinquent, the servicer is required to obtain a new appraisal to determine the value of the property securing the loan. The servicer is only required to advance interest based on the lesser of the loan amount or 90% of the appraised value. Interest shortfalls occur when 90% of the appraised value is less than the loan amount and the servicer does not advance interest on the full loan amount. The resulting interest shortfalls impact interest payments on the most junior class in the trust first. As interest shortfalls in-crease, more senior classes may be impacted. Over time, senior classes may be reimbursed for accumulated shortfalls if the delinquent loans are resolved, but there is no guarantee that shortfalls will be collected. Interest shortfalls to the trust may also occur as a result of accumulated advances and expenses on defaulted loans. When a defaulted loan or foreclosed property is liquidated, the servicer will be reimbursed for accumulated advances and expenses prior to payments to CMBS bond holders. If proceeds are insufficient to reimburse the servicer or if a defaulted loan is modified and not foreclosed, the servicer is able to make a claim on interest payments that is senior to the bond holders to cover accumulated advances and expenses. If the claim is greater than interest collected on the loans, interest shortfalls could impact one or more bond classes in a CMBS trust until the servicer's claim is satisfied. Interest shortfalls will be more likely during times of economic stress or other significant market events, which will result in greater risk of loss on the Fund's investments.

Risks Associated with Prepayment. The Fund's CMBS investments may be subject to prepayment. Prepayments on CMBS are affected by a number of factors. If prevailing rates for commercial real estate loans fall below the interest rates on the commercial real estate loans underlying the Fund's CMBS investments, prepayments would generally be expected to increase. Conversely, if prevailing rates for commercial real estate loans rise above the interest rates on the commercial real estate loans underlying the Fund's CMBS investments, prepayment rates would generally be expected to decrease. Faster than expected prepayments may adversely affect the Fund's profitability, particularly if the Fund is forced to invest prepayments it receives in lower yielding securities. Certain commercial real estate loans underlying CMBS may have lockout periods and/or defeasance periods during which time prepayment is prohibited or prepayment penalties or substitute defeasance collateral is required. However, certain of such CMBS permit prepayment after such lockout periods or defeasance periods or the periods for such prepayment premiums have expired. Prepayments on CMBS are also affected by the value of the related mortgaged property, the borrower's equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors. However, there can be no assurance that the underlying loans of a CMBS issue will prepay at any particular rate.

Risks Associated with Extensions. The Fund's CMBS investments may be subject to extension, resulting in the term of the securities being longer than expected. Extensions on CMBS are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower's equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors.

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2020 (Unaudited)

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund's portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

Risks Associated with the Servicers. The exercise of remedies and successful realization of liquidation proceeds relating to commercial real estate loans underlying CMBS may be highly dependent on the performance of the servicer or special servicer. The servicer may not be appropriately staffed or compensated to immediately address issues or concerns with the underlying loans. Such servicers may exit the business and need to be replaced which could have a negative impact on the portfolio due to lack of focus during a transition. Special servicers frequently are affiliated with investors who have purchased the most subordinate bond classes, and certain servicing actions, such as a loan extension instead of forcing a borrower pay off, may benefit the subordinate bond classes more so than the senior bond classes. While servicers are obligated to service the portfolio subject to a servicing standard and maximize the present value of the loans for all bond classes, servicers with an affiliate investment in the CMBS may have a conflict of interest. There may be a limited number of special servicers available, particularly those which do not have conflicts of interest.

Risks Associated with Structured Securities. Structured securities are securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from, or sale proceeds of, a specified pool of assets that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. The CMBS in which the Fund will invest are structured securities. Thus, CMBS will bear various risks typically experienced by structured securities: credit risks, liquidity risks, interest rate risks, market risks, operational risks, structural risks and legal risks. The CMBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. The performance of the CMBS is also dependent on the allocation of principal and interest payments as well as losses among the classes of such securities of any issue. In addition, concentrations of CMBS backed by underlying collateral located in a specific geographic region or concentrations of specific borrowers or property types, may subject the CMBS to additional risk. Certain CMBS may have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels, which would reduce or eliminate payments of interest on one or more classes of such CMBS for one or more payment dates. Additionally, as a result of cash flow being diverted to payments of principal on more senior classes, the average life of the more junior securities may lengthen. As a result, a shortfall in payments to subordinate investors in CMBS will generally not result in a default being declared on the transaction and the transaction will not be restructured or unwound.

Risks Associated with the Limited Liquidity of CMBS. The CMBS investments the Fund may invest in may have no, or only a limited, trading market. The liquidity of the CMBS will generally fluctuate with, among other things, general economic conditions, domestic and international political events, developments or trends in a particular industry. The credit markets, including the CMBS market, have periodically experienced decreased liquidity on the primary and secondary markets during periods of extreme market volatility, such as the recent global liquidity crisis. Such

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

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market conditions could re-occur and would impact the valuations of the Fund's investments and impair PrinREI's ability to sell securities. Some or all of the CMBS may also be subject to restrictions on transfer and may be considered illiquid.

Risks Associated with Interest Rate Movements. Debt securities, such as CMBS, are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are generally more sensitive to interest rate changes. The Fund may utilize derivative instruments for purposes of hedging interest rate risk. The use of derivatives may involve certain costs and risks which are outlined below.

"Spread Widening" Risk. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the market spreads of the securities in which the Fund invests may increase substantially causing the securities prices to fall. It may not be possible to predict, or to hedge against, such "spread widening" risk. In addition, mark-to-market accounting of the Fund's investments will have an interim effect on the reported value prior to realization of an investment.

Risks Associated with Hedging. The Fund may, but is not obligated to, utilize financial instruments, such as over-the-counter derivatives transactions, to hedge its investments and the interest rate and/or spread risk associated therewith. There can be no assurance that the Fund will hedge when appropriate or choose the correct hedge if it does hedge. The use of hedging transactions involves certain risks. These risks include (i) the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had a particular hedging transaction not been utilized, in which case the Fund's performance would have been better had the Fund not engaged in the hedging transaction; (ii) the risk of imperfect correlation between the risk sought to be hedged and the hedging instrument used; (iii) potential illiquidity for the hedging instrument used, which may make it difficult or costly for the Fund to close-out or unwind a hedging transaction; and (iv) market conditions.

Over-the-counter derivatives transactions are also subject to counterparty risk. Counterparty risk is the risk that the party on the opposite side of a contract will be unable to fulfill the terms of the contract when called upon, creating exposure equal to the replacement cost or loss of market value of the contract. To minimize counterparty risk, the Fund may diversify its counterparty exposure and may create exposure limits.

The Fund's use of derivatives or other hedging transactions may be limited by legal and regulatory requirements applicable to the Fund or PrinREI.

Tax Risk Relating to Investments in Certain REMICs. The Fund may acquire residual interests in REMICs. The Fund may be taxable at the highest corporate income tax rate on a portion of the income arising from a residual interest in a REMIC that is allocable to the percentage of the Fund's Common Shares held by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from unrelated business taxable income. Because this tax would be imposed on the Fund, all of the Fund's investors, including investors that are not disqualified organizations, would bear a portion of the tax cost associated with the Fund's investment in a residual interest in a REMIC.

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

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In addition, if the Fund realizes excess inclusion income and allocates it to Common Shareholders, this income cannot be offset by net operating losses of the Common Shareholders. If the Common Shareholder is a tax-exempt entity and not a disqualified organization, then this income would be fully taxable as unrelated business taxable income under Section 512 of the Code. If the Common Shareholder is a foreign person, it would be subject to U.S. federal income tax withholding on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty.

Risks Associated with Tax Code or Accounting Changes. CMBS are generally structured as REMICs under the Code, which impacts the tax treatment of the CMBS. Changes to REMIC legislation could impact the investment performance of the CMBS and, as a result, the Fund. In addition, changes in accounting standards, such as mark-to-market or consolidation rules, could negatively impact the performance of the Fund.

Below Investment Grade Securities Risk. The Fund may invest in CMBS and other securities rated below investment grade or, if unrated, determined by PrinREI to be of comparable credit quality, which are commonly referred to as "high-yield" or "junk" bonds. Investment in junk bonds involves substantial risk of loss. Junk bonds are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Junk bonds display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for junk bonds tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Real Estate-Related Securities Risk. Although the Fund will not invest directly in real estate, the Fund will in-vest in securities of issuers that are have significant exposure to real estate and the real estate industry. Such in-vestments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; in-crease in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

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REIT-Related Risk. The Fund may invest in equity and mortgage REITs. Equity REITs invest in real estate, and mortgage REITs invest in loans secured by real estate. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. By investing in REITs, the Fund will indirectly bear its proportionate share of the expenses of the REITs.

Risks Associated with Direct Ownership of Real Estate Loans.

Commercial Mortgage Loans. The Fund may invest in commercial mortgage loans. The value of the Fund's commercial mortgage loans will be influenced by the historical rate of delinquencies and defaults experienced on the commercial mortgage loans and by the severity of loss incurred as a result of such defaults. The factors influencing delinquencies, defaults, and loss severity include: (i) economic and real estate market conditions by industry sectors (e.g., multifamily, retail, office, and hospitality); (ii) the terms and structure of the mortgage loans; and (iii) any specific limits to legal and financial recourse upon a default under the terms of the mortgage loan.

Commercial mortgage loans are generally viewed as exposing a lender to a greater risk of loss through delinquency and foreclosure than lending on the security of single-family residences. The ability of a borrower to repay a loan secured by income-producing property typically is dependent primarily upon the successful operation and operating income of such property (i.e., the ability of tenants to make lease payments, the ability of a property to attract and retain tenants, and the ability of the owner to maintain the property, minimize operating expenses, and com-ply with applicable zoning and other laws) rather than upon the existence of independent income or assets of the borrower. Most commercial mortgage loans provide recourse only to specific assets, such as the property, and not against the borrower's other assets or personal guarantees.

Commercial mortgage loans generally do not fully amortize, which can necessitate a sale of the property or refinancing of the remaining "balloon" amount at or prior to maturity of the mortgage loan. Accordingly, investors in commercial mortgage loans bear the risk that the borrower will be unable to refinance or otherwise repay the mortgage at maturity, thereby increasing the likelihood of a default on the borrower's obligation. Exercise of foreclosure and other remedies may involve lengthy delays and additional legal and other related expenses on top of potentially declining property values. In certain circumstances, the creditors may also become liable upon taking title to an asset for environmental or structural damage existing at the property.

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2020 (Unaudited)

Subordination of Investments. Some of the Fund's investments may be in b-notes and other subordinated loans, structurally subordinated mezzanine loans and preferred equity interests of a direct or indirect property owning entity. These investments will be subordinated to the senior obligations of the property or issuer, either contractually or inherently due to the nature of equity investments. Greater credit risks are usually attached to these sub-ordinated investments than to a borrower's first mortgage or other senior obligations. In addition, these investments may not be protected by financial or other covenants and may have limited liquidity. Adverse changes in the borrower's financial condition and/or in general economic conditions may impair the ability of the borrower to make payments on the subordinated investments and cause it to default more quickly with respect to such investments than with respect to the borrower's senior obligations. In many cases, the Fund's management of its investments and its remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of any senior creditors and, to the extent applicable, contractual inter-creditor and/or participation agreement provisions.

Mezzanine Loans. Although not secured by the underlying real estate, mezzanine loans are also subject to risk of subordination and share certain characteristics of subordinate loan interests described above. As with commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. Mezzanine loans are not secured by interests in the underlying commercial properties. In addition, a mezzanine lender typically has additional rights vis-à-vis the more senior lenders, including the right to cure defaults under the mortgage loan and any senior mezzanine loan and purchase the mortgage loan and any senior mezzanine loan, in each case under certain circumstances following a default on the mortgage loan.

B-Notes and A/B Structures. The Fund may invest in b-notes, which investments are subordinate to the a-note portion of the same loan (which the Fund would not expect to hold). In addition to the risks described above in Subordination of Investments, certain additional risks apply to b-note investments, including those described herein. The b-note portion of a loan is typically small relative to the overall loan, and vis-à-vis the a-note portion of the loan is in the first loss position. As a means to protect against the holder of the a-note from taking certain actions or receiving certain benefits to the detriment of the holder of the b-note, the holder of the b-note often (but not always) has the right to purchase the a-note from its holder. If available, this right may not be meaningful to the Fund. For example, the Fund may not have the capital available to protect its b-note interest or purchasing the a-note may alter the Fund's overall portfolio and risk/return profile to the detriment of Common Shareholders. In addition, a b-note may be in the form of a "rake bond." A "rake bond" is a CMBS backed solely by a single promissory note secured by a mortgaged property, which promissory note is subordinate in right of payment to one or more separate promissory notes secured by the same mortgaged property.

Bridge Financings. The Fund may invest in bridge loans as part of its investment strategy. The Fund will bear the risk of any changes in financing markets, which may adversely affect the ability of a borrower to refinance any bridge financings. If the borrower were unable to complete a

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

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refinancing, then the Fund could be left holding an unexpected long-term investment in a junior security or that junior security might be converted to equity. The Fund may make an investment with the intent of financing or otherwise reducing the Fund's investment shortly after the closing of such investment. There can be no assurance that other transactions designed to reduce or leverage the Fund's investment will occur, or that terms of such financings will be attractive when closed. If the Fund is unable to complete such an anticipated transaction, its investments will be less diversified than intended. In addition, bridge financings may be secured by properties that are in transition or under "lease up." There is a risk that completion of such transition or "lease up" of such properties will not occur. In that event, the Fund may be required to take possession of the property.

Concentration Risk. The Fund will be concentrating in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. The focus of the Fund's portfolio on this sector may present more risks than if the Fund's portfolio were broadly spread over numerous sectors of the economy. A downturn in this sector (or any sub-sectors within it) would have a larger impact on the Fund than on an investment company that does not concentrate solely in this specific sector (or in specific sub-sectors). At times, the performance of companies in the real estate industry (or a specific sub-sector) may lag the performance of other sectors or the broader market as a whole. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund's performance.

Credit Risk. The Fund could lose money if the borrower, issuer or guarantor of a loan underlying a CMBS, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. These risks are heightened with respect to issuers of high-yield or "junk" bonds.

Pricing Risk. Daily valuations of most of the Fund's securities are provided by a third-party pricing service. There can be no assurance that PrinREI will be able to sell the securities at the same price as the valuations. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. Non-public or non-securities investments will be valued on a fair-value pricing basis. In addition, the valuation of real estate generally, and of the collateral underlying the loans in which the Fund invests in, is inherently subjective due to, among other things, the individual nature of each property, its location, the expected future cash flows from that particular property and the valuation methodology adopted. There can be no assurance that any such valuations obtained will accurately reflect the value of such underlying collateral.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Fund's net asset value.

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2020 (Unaudited)

Excise Tax Risk. A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions.

Asset-Backed Securities Risks. Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be avail-able to support payments on these securities.

Payments of principal and interest on asset-backed securities may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement. The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the Fund generally has no recourse against the entity that originated the loans.

The yield characteristics of the asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, the Fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed

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securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then-existing holdings of such securities.

Repurchase Agreement Risk. While repurchase agreements involve certain risks not associated with direct in-vestments in debt securities, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Risks Related to the Fund's Use of Leverage. Since the holders of Common Shares pay all expenses related to the issuance of debt or use of leverage, the use of leverage through borrowing of money, issuance of debt securities or the issuance of preferred stock for investment purposes creates risks for the holders of Common Shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund's NAV. The Fund will also have to pay interest on its borrowings or dividends on preferred stock, if any, which may reduce the Fund's return. The leverage costs may be greater than the Fund's return on the underlying investment. The Fund's leveraging strategy may not be successful.

If the Fund utilizes leverage in the form of borrowing, the money borrowed for investment purposes will incur interest based on shorter-term interest rates that would be periodically reset. So long as the Fund's portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares.

There is no assurance that a leveraging strategy will be successful or that it will be used. Leverage involves risks and special considerations for Common Stockholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates on borrowings or on short-term debt or in the interest or dividend rates on any debt securities or preferred shares that the Fund must pay will reduce the return to the Common Stockholders;
•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

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•	when the Fund uses financial leverage, the investment management fees payable to the Adviser and the subadvisory fees payable by the Adviser to the Subadviser will be higher than if the Fund did not use leverage. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and the holders of Common Shares, on the other; and
•	leverage may increase operating costs, which may reduce total return.

The use of leverage will require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money or issues preferred shares, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets will be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund's flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund's leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Subadviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies if the Fund were to utilize leverage.

Risks Associated with Swap Transactions. The Fund may enter into interest rate, index, total return and currency swap agreements. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on an agreed-upon underlying asset or investment over the term of the swap. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Subadviser is incorrect in its forecasts of default risks, market spreads, liquidity or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

There are risks in the use of swaps. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Total return swaps involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Total return swaps may effectively add leverage to the Fund's portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. To the extent the Fund enters into a total return swap on equity securities, the Fund will receive the positive performance of a notional amount of such securities underlying the total return swap. In exchange, the Fund will be obligated to pay the negative performance of such

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notional amount of securities. Therefore, the Fund assumes the risk of a substantial decrease in the market value of the equity securities. The use of swaps may not always be successful; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the fund's initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the fund's investment at a reasonable price, which could turn an expected gain into a loss.

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally expected to be lower than for uncleared over-the-counter derivative transactions as each party to a transaction looks only to the central clearing house for performance of obligations under the transaction. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house's obligations to the fund or that the fund's use of swaps will be advantageous.

Preferred Stock Risk. The Fund may have exposure to preferred stocks. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Foreign Securities Risk. Investments in securities of non-U.S. issuers will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. It may also be more difficult to obtain and enforce a judgment against a non-U.S. issuer. Foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The risks of foreign investing may be magnified for investments in issuers located in emerging market countries.

To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2020 (Unaudited)

Emerging Markets Risk. The Fund may invest in securities of issuers located in emerging markets. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country not included in the MSCI World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Foreign Currency Risk. Investments in securities that trade in and receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, any amounts not recovered will reduce the income received by the Fund, and may reduce distributions to common shareholders. These risks are generally heightened for investments in emerging market countries.

Small and Mid-Capitalization Stock Risk. The Fund may invest in companies of any market capitalization. The Fund considers small companies to be those with a market capitalization up to $2 billion and medium-sized companies to be those with a market capitalization between $2 billion and $10 billion. Smaller and medium-sized company stocks may be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company's stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public and may held primarily by insiders or institutional investors.

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2020 (Unaudited)

Convertible Securities Risk. The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Convertible securities tend to be of lower credit quality.

Risks Associated with Futures Contracts. If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading. In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions. Successful use of futures by the Fund also is subject to PrinREI's ability to predict correctly movements in the direction of the relevant market. For example, if the Fund uses futures to hedge against the possibility of a decline in the value of a currency in which certain portfolio securities are denominated, and the value of that currency increases instead, the Fund will lose part or all of the benefit of the increased value of the securities denominated in the currency which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Risks Associated with Forward Currency Contracts. PrinREI's decision whether to enter into forward foreign currency contracts will depend in part on its view regarding liquidity, market conditions, and the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be success-ful. To the extent that PrinREI's view regarding future exchange rates proves to have been incorrect, the Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting the Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

The Fund may also utilize forward rate contracts. Under forward rate contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. If the other party to a forward rate contract defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive that is in excess of collateral posted by the Fund's counterparty (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) in respect of such liability. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

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Certain currency derivatives are subject to regulation under the Dodd-Frank Act. Potential rulemaking with respect to such derivatives could affect the cost of such derivatives or otherwise restrict the fund's ability to effectively use currency derivatives.

Risks Associated with Covered Calls. The Fund may write covered call options, subject to the limitation that no more than 50% of the Fund's assets attributable to equity securities will be subject to covered call options at any given time. As the writer of a covered call option, during the option's life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option prior to exercise. If trading were suspended in an option, the Fund would not be able to close out the option position. If the Fund were unable to close out a covered call option that it had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund may result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

Market Price of Common Shares. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Fund's common shares may likewise trade at a discount from NAV. The trading price of the Fund's common shares may be less than the public offering price. The returns earned by common shareholders who sell their common shares below NAV will be reduced.

Risks from Non-Diversified Status. As a non-diversified investment company under the 1940 Act, and the rules and regulations thereunder, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund will participate in a limited number of investments and all or a substantial majority of its investment portfolio may be in a particular bond class. As a result, the Fund's investment portfolio could have significant investments in a particular issuer or bond class. An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Common Shares. While the investment limitations of the Fund restrict investments in any specific CMBS bond to a maximum of 10% of the Fund's total assets, losses incurred on an investment of this size could still have a significant impact on overall Fund performance. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies.

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

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Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. ALPS, PrinREI and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Capital Market Risk. Global financial markets and economic conditions are volatile due to a variety of factors, including significant write-offs in the financial services sector, and therefore companies may have difficulty raising capital. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, re-fused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be un-able to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due.

Anti-Takeover Provisions. The Fund's declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Derivatives Risks. The Fund may enter into derivatives. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of a fund. The fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or can suddenly become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. Certain derivatives transactions may give rise to a form of leverage. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. Further, using derivatives may include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a

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derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund's ability to manage or hedge its investment portfolio through the use of derivatives. In particular, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Funds' asset segregation and cover practices discussed herein. The final rule requires Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk ("VaR") leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a "limited derivatives user," as defined in the final rule. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding use of securities lending collateral that may limit the Funds' securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.

Market Disruption and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and

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Principal Real Estate Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2020 (Unaudited)

political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund's portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 (the "Coronavirus") outbreak, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations. The value of the Fund's investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

Legislation, Policy and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Recent changes in the U.S. political landscape and changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission ("CFTC"), the SEC, the Board of Governors of the Federal Reserve System (the "Federal Reserve") or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental agencies.

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The current U.S. presidential administration has expressed interest in altering the regulation of U.S. financial markets, including the amendment or repeal of certain regulations relating to the Fund. The U.S. presidential administration has also instituted or proposed changes in trade policies that include the negotiation or termination of trade agreements, the imposition of higher tariffs on imports into the U.S., economic sanctions on individuals, corporations or countries, and other government regulations affecting trade between the U.S. and other countries that the Fund invests. The new tariffs and other changes in U.S. trade policy could trigger retaliatory actions by affected countries, and certain foreign governments have instituted or are considering imposing trade sanctions on certain U.S. goods. It is not possible to predict the actions that will be taken, if any, or, if taken, their effect on the economy, securities markets or the financial stability of the United States or globally.

LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate ("LIBOR") is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's performance or net asset value.

Fundamental Investment Restrictions

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this annual report means the lesser of (a) 67% of

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the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund:

(1)	Will concentrate its investments in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by or otherwise have exposure to, real estate;
(2)	May not borrow money, except as permitted by (a) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (b) exemptive or other relief or permission from the SEC, SEC staff or other authority;
(3)	May not issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) borrowings permitted by investment restriction (2) above;
(4)	May not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); provided that the purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
(5)	May not underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;
(6)	May make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(7)	May not purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate; provided that the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; and
(8)	May not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

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Principal Real Estate Income Fund	Privacy Policy

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FACTS	WHAT DOES PRINCIPAL REAL ESTATE INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number

•    Assets

•    Retirement Assets

•    Transaction History

•    Checking Account Information

•    Purchase History

•    Account Balances

•    Account Transactions

•    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Principal Real Estate Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES PRINCIPAL REAL ESTATE INCOME FUND SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

QUESTIONS?	Call 1-855-838-9485

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WHO WE ARE
Who is providing this notice?	Principal Real Estate Income Fund
WHAT WE DO
How does Principal Real Estate Income protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Principal Real Estate Income collect my personal information?

We collect your personal information, for example, when you

•     Open an account

•     Provide account information

•     Give us your contact information

•     Make deposits or withdrawals from your account

•     Make a wire transfer

•     Tell us where to send the money

•     Tells us who receives the money

•     Show your government-issued ID

•     Show your driver's license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•     Sharing for affiliates' everyday business purposes – information about your creditworthiness

•     Affiliates from using your information to market to you

•     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

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DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Principal Real Estate Income Fund does not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Principal Real Estate Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Principal Real Estate Income Fund does not jointly market.

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Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Ernest Scalberg as the Registrant’s “audit committee financial expert.” Mr. Scalberg is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by Cohen & Company, Ltd (“Cohen”) for each of the last two fiscal years ended October 31, 2020 and October 31, 2019 for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,000 in 2020 and $29,000 in 2019.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 in 2020 and $0 in 2019.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $3,500 in 2020 and $3,500 in 2019. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2020 and $0 in 2019.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $0 in 2020 and $0 in 2019.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Rick A. Pedersen
Jerry Rutledge
Ernest Scalberg, Chairman (designated Financial Expert)

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

As of the date of this report

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Marc Peterson, CFA	Portfolio Manager	Since Inception	Managing Director, Portfolio Management – Principal Real Estate Investors, LLC (“PrinREI”)
Kelly D. Rush, CFA	Portfolio Manager	Since Inception	Head of Global Real Estate Securities – PrinREI

Marc Peterson, CFA

Marc is a managing director, portfolio management, for PrinREI, and, together with Kelly Rush, he is primarily responsible for the day-to-day management of the Fund’s portfolio. Marc is responsible for the CMBS portion of the Fund’s portfolio. Marc joined PrinREI’s parent, The Principal Financial Group, in 1992 as an accountant, and joined PrinREI in 1995 to invest in CMBS. He received an MBA from Drake University and a bachelor’s degree in accounting from Luther College. Marc has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society of Iowa. He is also a member of the Commercial Real Estate Finance Council.

Kelly D. Rush, CFA

Kelly is the head of global real estate securities of PrinREI, and, together with Marc Peterson, he is primarily responsible for the day-to-day management of the Fund’s portfolio. Kelly is responsible for the real estate-related securities portion of the Fund’s portfolio. Kelly has been with the real estate investment area of PrinREI and/or its affiliate, The Principal Financial Group, since 1987, and began managing real estate stock portfolios in 1997. Kelly received an MBA in business administration and a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.

(a)(2)	As of October 31, 2020, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies(1)	Other Pooled Investment Vehicles(2)	Other Accounts(3)
Marc Peterson, CFA	5 Accounts $964.3 million total Assets	0 Accounts $0 Total Assets	16 Accounts $8,261.3 million in total Assets
Kelly D. Rush, CFA	8 Accounts $7,918.2 million in Total Assets	5 Accounts $1,409.7 million in Total Assets	70 Accounts $8,807.6 million in Total Assets

(1)	Registered Investment Companies include all mutual funds and closed-end funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

PrinREI offers investment professionals a competitive compensation structure that is evaluated annually relative to other real estate asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for real estate investment professionals at all levels comprises base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion, commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with award levels reflecting investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods. Investment performance is a primary determinant of total variable compensation. The remaining portion of incentive compensation is based on a combination of team and firm results and individual contributions.

For senior team members (approximately 10% of real estate employees), a portion of variable earnings is structured as deferred compensation, subject to three-year vesting. Deferred compensation takes the form of a combination of Principal Financial Group restricted stock units and deferred cash. It should be noted that Principal Financial Group’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. ‘‘clones’’).

The benefits of this structure are threefold. First, the emphasis on investment performance pro- vides strong alignment of interests with client objectives. Second, the team results and individual contributions components are intended to balance rewards with the achievement of longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on talent retention.

(a)(4)	Dollar Range of Securities Owned as of October 31, 2020.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Marc Peterson, CFA	$0-$10,000
Kelly D. Rush, CFA	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

(b)	Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22742, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.906CERT.

(c)	The Proxy Voting Policies and Procedures are incorporated by reference to Exhibit EX-99. Item 7 to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22742, filed on December 30, 2015.

(d)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 12, 2014, the 19(a) Notice to Beneficial Owners are attached hereto as Exhibit 13(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Kathryn Burns
Kathryn Burns
President (Principal Executive Officer)

Date:	January 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kathryn Burns
Kathryn Burns
President (Principal Executive Officer)

Date:	January 6, 2021

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer (Principal Financial Officer)

Date:	January 6, 2021